EXHIBIT 99.1

Inuvo Announces Closing of $4.0 Million Registered Direct Offering of Common Stock

LITTLE ROCK, Ark., May 30, 2023 — Inuvo, Inc. (NYSE American: INUV), a leading provider of marketing technology, powered by artificial intelligence that serves brands and agencies, today announced the closing of its previously announced registered direct offering for total gross proceeds of $4.0 million before deducting placement agent fees and other estimated offering expenses.

Inuvo sold 16,000,000 shares of its common stock, par value $0.001 per share, at a price of $0.25 per share.

Inuvo expects to use the net proceeds from this offering for working capital and other general corporate purposes.

A.G.P./Alliance Global Partners acted as sole placement agent for the offering.

The shares were offered pursuant to an effective shelf registration statement on Form S-3 (File No. 333-253018) previously filed with and declared effective by the U.S. Securities and Exchange Commission (the “SEC”). A prospectus supplement relating to the offering was filed with the SEC on May 26, 2023. Electronic copies of the prospectus supplement, together with the accompanying prospectus, can be obtained at the SEC’s website at www.sec.gov or from A.G.P./Alliance Global Partners, 590 Madison Avenue, 28th Floor, New York, New York 10022 or by email at prospectus@allianceg.com. The offering of shares of common stock was made only by means of a prospectus supplement that forms a part of the registration statement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Inuvo

Inuvo®, Inc. (NYSE American: INUV) is a market leader in Artificial Intelligence built for advertising. Its IntentKey AI solution is a first-of-its-kind proprietary and patented technology capable of identifying and actioning to the reasons why consumers are interested in products, services, or brands, not who those consumers are. To learn more, visit www.inuvo.com.

Safe Harbor / Forward-Looking Statements

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This press release includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include, without limitation, statements about the anticipated use of proceeds from the offering and other risks and uncertainties detailed in Inuvo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Inuvo’s subsequent Quarterly Report on Form 10-Q for the period ended March 31, 2023, and our other filings with the SEC. Additionally, forward looking statements are subject to certain risks, trends, and uncertainties. Inuvo cannot provide assurances that the assumptions upon which these forward-looking statements are based will prove to have been correct. Should one of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements, and investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Inuvo does not intend to update or revise any forward-looking statements made herein or any other forward-looking statements as a result of new information, future events or otherwise. Inuvo further expressly disclaims any written or oral statements made by a third-party regarding the subject matter of this press release.

Inuvo Company Contact:

Wally Ruiz

Chief Financial Officer

Tel (501) 205-8397

wallace.ruiz@inuvo.com

Investor Relations:

David Waldman / Natalya Rudman

Crescendo Communications, LLC

Tel: (212) 671-1020

inuv@crescendo-ir.com

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